UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

Amendment No. 2

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 24, 2015

Aduro Biotech, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-37345	94-3348934
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

626 Bancroft Way, 3C Berkeley, California	94710
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (510) 848-4400

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

EXPLANATORY NOTE

As previously reported in the Current Report on Form 8-K, initially filed with the Securities and Exchange Commission on September 24, 2015, and as amended November 4, 2015 (the “Amended Report”), Aduro Biotech, Inc. (the “Company”) completed the acquisition (the “Acquisition”) of all of the issued and outstanding shares of BioNovion Holding B.V., a private limited liability company organized under the laws of the Netherlands (“BioNovion”), on October 30, 2015. Subsequent to completing the Acquisition, the name of BioNovion was changed to Aduro Biotech Holdings, Europe B.V. This Form 8-K/A further amends and supplements the Amended Report to include the financial information required by Item 9.01(a) and Item 9.01(b) of Form 8-K.

Item 9.01	Financial Statements and Exhibits

(a)	Financial statements of businesses acquired.

The audited consolidated financial statements of BioNovion as of and for the year ended December 31, 2014 and the notes related thereto are filed as Exhibit 99.1 and are incorporated herein by reference.

The unaudited condensed consolidated financial statements of BioNovion as of and for the nine months ended September 30, 2015 and September 30, 2014 and the notes related thereto are filed as Exhibit 99.2 and are incorporated herein by reference.

(b)	Pro forma financial information.

The unaudited pro forma condensed combined financial information of the Company and BioNovion as of and for the nine months ended September 30, 2015 and the year ended December 31, 2014 and the notes related thereto are filed as Exhibit 99.3 and are incorporated herein by reference.

(d)	Exhibits.

Exhibit	Description

23.1	Consent of Deloitte & Touche LLP relating to the financial statements of Aduro Biotech Holdings, Europe B.V. (formerly known as BioNovion Holding B.V.) (“BioNovion”).

99.1	Audited consolidated financial statements of BioNovion as of and for the year ended December 31, 2014 and the notes related thereto.

99.2	Unaudited condensed consolidated financial statements of BioNovion as of and for the nine months ended September 30, 2015 and September 30, 2014 and the notes related thereto.

99.3	Unaudited pro forma condensed combined financial information of Aduro Biotech, Inc. and BioNovion as of and for the nine months ended September 30, 2015 and the year ended December 31, 2014 and the notes related thereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: January 13, 2016	ADURO BIOTECH, INC.

	By:	/s/ Jennifer Lew
Jennifer Lew
Senior Vice President of Finance

EXHIBIT INDEX

Exhibit	Description

23.1	Consent of Deloitte & Touche LLP relating to the financial statements of Aduro Biotech Holdings, Europe B.V. (formerly known as BioNovion Holding B.V.) (“BioNovion”).

99.1	Audited consolidated financial statements of BioNovion as of and for the year ended December 31, 2014 and the notes related thereto.

99.2	Unaudited condensed consolidated financial statements of BioNovion as of and for the nine months ended September 30, 2015 and September 30, 2014 and the notes related thereto.

99.3	Unaudited pro forma condensed combined financial information of Aduro Biotech, Inc. and BioNovion as of and for the nine months ended September 30, 2015 and the year ended December 31, 2014 and the notes related thereto.